EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Vidaroo Corporation (the “Entity”) on Form 10-K for the period ended June 30, 2011 (the “Report”), I, Mark Argenti, Chief Executive Officer of the Entity, hereby certify that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Entity.

Date: September 28, 2011	By:	/s/ Mark Argenti
Mark Argenti
Chief Executive Officer